United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 March 24, 2004



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   1-10521                 95-2568550
----------------------------   -------------------  ----------------------------
(State or other jurisdiction     (Commission file   (IRS employer identification
     of incorporation)               number)                     no.)


City National Center
400 North Roxbury Drive, Beverly Hills, California              90210
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    (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code          (310) 888-6000
                                                    ----------------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        99.1 Press release dated March 24, 2004 reporting the announcement of an increase of one million shares in the Corporation common share buyback program.



Item 9. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                 On March 24, 2004, City National Corporation issued a press release with an announcement of an increase of one million shares in the Corporation common share buyback program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 9 (Regulation FD Disclosure) of Form 8-K. This information shall not be deemed "filed" for purposes of
                 Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CITY NATIONAL CORPORATION


March 24, 2004                        /s/   Stephen D. McAvoy
                                      ----------------------------------
                                            Stephen D. McAvoy
                                            Acting Chief Financial Officer and
                                            Controller
                                            (Authorized Officer and Principal
                                            Financial Officer)